Exhibit 10.18


                                 LEASE AGREEMENT


     This lease is made and entered into this 19th day of June, 2003, by and between NGE LEASING INC.., hereinafter called Lessee, and Wise Commercial Properties, hereinafter called Lessor, whether one or more.

                  ARTICLE 1. DEMISE. DESCRIPTION. TERM AND RENT
                  ---------------------------------------------

1.01 Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, that certain property located at, hereinafter called the Leased Premises, 107 P.R. 1420 Bridgeport, Texas situated in Wise County , as described in Exhibit "A", which is attached hereto and made a part hereof by reference, for the term of 3 year(s) commencing on, September 1, 20 03 , and ending on, August 31, 2006 .

                      ARTICLE 2. OPTION TO RENEW OR EXTEND
                      ------------------------------------

                                 Terms of Option

2.01 Lessee is hereby granted and shall, if not at the time in default under this lease, have an option to extend the term of this lease for an additional period of 2 year(s) from the termination date hereof, but otherwise on the same terms, covenants, rental and conditions however the Lessor shall have the option to raise the rent (and subject to the same exceptions and reservations) herein contained.

                                  How Exercised

2.02 This option shall be exercised only by Lessee's delivering to Lessor in person or by United States mail no less than ninety (90) days before the end of the primary term, written notice of its election to extend the term of this lease as herein provided.

2.03 Holding Over. In the event Lessee shall continue to occupy the Leased Premises after the expiration of the term hereof, such holding over shall be deemed to have created a month-to-month tenancy subject to all the terms and conditions of this Lease. In the event of such holding over, Lessee shall pay Lessor monthly in advance minimum monthly rent equal to one point twenty five
(1.25) times the greatest rental provided in Section 2.1 hereof during such holding over.

                                 ARTICLE 3. RENT
                                 ---------------

                                  General Rent

3.01 Minimum Monthly Rent. Lessee shall pay as a minimum rental in such amounts and for such periods as stated below, without deduction, setoff, prior notice or demand, with payments due in advance on the first (1st) day of each calendar month during the entire term of this Lease and any extensions, the following:

     (a) From the first 1st month through and including the 36th month, minimum rent at an annual rate of EIGHT-TEEN THOUSAND AND NO/100 CENTS ($18,000.00) payable in equal monthly installments of ONE THOUSAND FIVE HUNDRED AND NO/100 CENTS ($1,500.00);

In the event the term of this Lease commences or ends on a date other than the first day of the month, the minimum monthly rent for the first and last such fractional months of the term of this Lease, as the case may be, shall be prorated in the proportion that the number of days of Lessee's tenancy during any such fractional month bears to thirty (30) days, and shall be payable on the first day of such month.


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3.02 Security Deposit. No Security Deposit Required.  Upon the execution of this
Lease, Lessee agrees to pay Lessor the sum of THREE THOUSAND AND NO/100 CENTS ($3,000.00 ), of which ONE THOUSAND FIVE HUNDRED AND NO/100 CENTS ($1,500.00) shall be applied to the minimum monthly rent due with respect to the first month rent of the term of this Lease, and ONE THOUSAND FIVE HUNDRED AND NO/100 CENTS ($1,500.00) for the last month rent of the term of this Lease.

                                     Default

3.03 Lessor's Default. In the event of breach by Lessor of any covenant, warranty, term or obligation under this Lease on Lessor's part to be performed, and Lessor's failure to cure the same within thirty (30) days after written notice thereof by Lessee, Lessee's sole remedy shall be to terminate this Lease, whereupon all advance rental hereunder not then having been applied against minimum monthly rent payments shall be returned forthwith to Lessee, and all obligations of Lessee and Lessor hereunder shall terminate forthwith.

3.04 Lessee's Default. Each of the following events shall be a default hereunder by Lessee and a breach of this Lease:


     (a) If Lessee shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or any insolvency act of any state or shall voluntarily take advantage of any such law or act by answer or otherwise or shall be dissolved or shall make an assignment for the benefit of creditors;

     (b) If involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of a corporation shall be instituted against Lessee or if a receiver or trustee shall be appointed of all or substantially all of the property of Lessee and such proceedings shall not be dismissed or such receivership or trusteeship vacated within thirty (30) days after such institution or appointment;

     (c) If Lessee shall fail to pay Lessor any rent or additional rent when the same shall become due and payable and shall not cure the default within five (5) days after notice of same;

     (d) If Lessee shall fail to perform any of the agreements, terms, covenants, or conditions hereof on Lessee's part to be performed and such non-performance shall continue for the period within which performance is required to be made by specific provision of this Lease, or if no such period is so provided, for a period of thirty
          (30) days after notice thereof by Lessor to Lessee or, if such performance cannot be reasonably had within such thirty (30) day period, Lessee shall not in good faith have commenced such performance within such thirty (30) day period and shall not diligently proceed therewith to completion;

     (e)  If Lessee shall vacate or abandon the Leased Premises; or

     (f) If this Lease or the estate of Lessee hereunder shall be transferred to or shall pass to or devolve unto any other person or party, except in a manner permitted under Article VII hereof.

     If this Lease shall be held by a permitted assignee or successor of Lessee, the provisions of clauses (a) and (b) of this subsection shall apply only to such assignee or successor while in possession of the Leased Premises.

3.05 Lessor's Remedies. If any event set forth in Section 10.2 hereof shall occur, Lessor, in addition to any other rights or remedies it may have by statute or otherwise, including the right to take no action other than to sue for damages or rental in default, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises. Such property may, but need not, be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. Should Lessor elect to re-enter by giving notice of such intention to Lessee, as herein provided, or should Lessor actually take possession by physical act or pursuant to legal proceedings or any notice provided for by law, Lessor may either terminate this Lease or may attempt to relet the Leased Premises or any part thereof, including any buildings, improvements or personal property of Lessee located thereon, for the account of Lessee for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals payable to Lessor


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and upon such other terms and  conditions  as Lessor in the exercise of Lessor's sole discretion may deem advisable, with the right to make alterations and repairs to said Leased Premises at Lessee's expense for the purposes of such reletting.

If Lessor elects to re-enter and attempt to relet the Leased Premises, Lessee shall remain fully liable for all obligations of Lessee under this Lease. Lessor shall give notice of any reletting without termination to Lessee and upon each such reletting (a) Lessee shall be immediately liable for and shall pay to Lessor, as additional rent and in addition to any other sums due hereunder, the costs and expenses of such reletting (including advertising costs, brokerage fees, any reasonable attorney's fees incurred and the cost of any alterations and repairs incurred by Lessor), and shall also become immediately liable for and shall pay to Lessor the amount, if any, by which the rent reserved in this Lease for the period of such reletting (up to but not beyond the term of this Lease) exceeds the amount agreed in such reletting to be paid as minimum rent for the Leased Premises for said period; or (b) at the option of Lessor given in such notice of reletting, rents received by Lessor from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of the costs and expenses of such reletting (including advertising costs, brokerage fees, any reasonable attorney's fees incurred and the costs incurred for alterations and repairs); third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held without interest to Lessee by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If Lessee has been credited with any rent to be received by reletting under option (a) and such rents shall not be promptly paid to Lessor by the new tenant, or if rent received from such reletting under option (b) during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any deficiency to Lessor. Such deficiency shall be calculated and paid upon demand by Lessor; if any such monthly payments are not made upon demand, Lessor may at any time undertake legal proceedings to recover all such payments, whether one or more payments are past due, and Lessee shall be liable for all attorney's fees of Lessor in connection with attempts to recover said payments, whether or not legal proceedings are commenced.

No re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting or attempted reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous default. Should Lessor at any time terminate this Lease for any default, in addition to any other remedy Lessor may have, Lessor may recover from Lessee all damages Lessor may incur by reason of such default, including the cost of recovering the Leased Premises (including attorney's fees, court costs, and storage charges), the amount of rental payments then in default, the worth at the time of such termination of the excess, if any, of the amount of rent and additional rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, and any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom, all of which amounts shall be immediately due and payable from Lessee to Lessor upon demand. The "worth at the time of termination" of any amounts referred to above shall be computed by discounting such amounts in effect at the time of the termination of this Lease. No compensation, damage or allowance shall be made to Lessee upon such termination for any buildings or other improvements located on the Leased Premises, and all right, title and interest of Lessee in or to the Leased Premises and said buildings and other improvements, whether in law or in equity, shall immediately cease and terminate, all with the same force and effect as if the term of this Lease had duly expired.

Whenever under this Section Lessee shall be liable for the payment of additional rent to Lessor, for any deficiency in rent received by Lessor upon reletting, or for damages measured by rent, and the amount of the additional percentage rent which would have accrued for a specific period is not known, rent shall include the minimum rent for that period plus a sum for additional percentage rent for the period based upon the average annual percentage rental required to be paid by Lessee during the two annual periods immediately preceding the date of default (or if two full annual periods during which minimum monthly rent payable hereunder have not elapsed, then the period between the date upon which payment of minimum monthly rent under this Lease commenced and the date of such default) with proportionate adjustment for partial annual periods. In addition, Lessee shall be liable for all charges incurred or to be incurred by Lessor during such period for all costs and expenses required to be borne by Lessee hereunder, which charges may be estimated by Lessor on the basis of past charges. If this Lease continues in effect after any payment of rent calculated on the basis of estimates or averages as above provided, including additional percentage rent, Lessee's actual liability for such charges shall be adjusted as any rent from tenants to whom the Leased Premises are relet is received or as the actual


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amount of additional rent due from Lessee becomes known.  Such adjustments shall be made periodically as Lessor deems appropriate, but not less often than yearly, and Lessor shall give Lessee notice of such adjustments and of any amounts due from Lessee to Lessor, which amounts shall be payable on demand.

3.06 Penalty for Late Payment and Lessor Reimbursement. Lessee understands that in the event Lessee fails to pay Lessor any sums owed Lessor hereunder, Lessor will be forced to incur additional costs and expenses, both administratively as a result of having to make demands upon Lessee, and financially for the loss of use of Lessor's money. In that regard, Lessee agrees to pay an administrative late charge in the amount of $10.00 per day for each working day after the tenth of any month in which any rent payment has not been received. In addition, should payment not be received by the tenth of any month, Lessee agrees to pay interest at the rate of 12% per annum, retroactive to the first, on such delinquent rental (excluding, however, any accrued late charges, which shall not bear interest). Interest on any sums due under this Lease shall not exceed the maximum rate allowed by law. Any interest in excess of the maximum rate allowed by law shall be credited to the principal amount of the debt or if that has been paid, refunded. This provision overrides all other provisions in this Lease. In the event the Lessor is required to retain the services of an attorney to collect past due rentals and/or real estate taxes, Lessee shall be required to reimburse Lessor such costs and expenses incurred by the Lessor.

                        ARTICLE 4. TAXES AND ASSESSMENTS
                        --------------------------------

                              Hold Harmless Clause

4.01 Lessee agrees to and shall protect and hold harmless Lessor and the Leased Premises from liability for any personal property taxes, assessments, and charges levied or assessed upon Lessee's personal property located on the Leased Premises, together with any interest, penalties, or other sums thereby imposed, and from any sale or other proceeding to enforce payment thereof.

               Separate Assessments of Real and Personal Property

4.02 During the term hereof, Lessor and Lessee agree to cause all taxes, assessments, and other charges levied on or imposed on any of Lessee's personal property situated in, on, or about the Leased Premises to be levied on or assessed separately from the Leased Premises and not as a lien thereon.

4.03 Lessee's Representations and Warranties. The Lessee represents and warrants that the execution, delivery and performance of this Lease (i) have been duly authorized by all requisite action, (ii) will not violate or contravene any provision of any agreement or other instrument to which Lessee is party or bound and that this Lease is the legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

                       ARTICLE 5. DESTRUCTION OF PREMISES
                       ----------------------------------

                                Total Destruction

                      DAMAGE, DESTRUCTION AND CONDEMNATION

5.01 Damage or Destruction to Premises. In the event that any of the improvements on the Leased Premises are damaged, destroyed or lost as the result of any act of Lessee or other casualty, the net proceeds of any insurance payable in respect of such damage or destruction shall be paid to Lessor and Lessor shall forthwith repair, restore and reconstruct such damaged or destroyed improvements, so that upon completion thereof such improvements shall be substantially the same as before the occurrence of such damage or destruction. In the event Lessor fails to commence such repair, restoration or reconstruction within thirty (30) days following its occurrence and thereafter diligently prosecute the same to completion, Lessee may, upon furnishing to Lessor written notice of its election to do so, cause such repair, restoration or reconstruction to be done, and the net cash proceeds of the insurance payable in respect of the damage to be repaired shall be paid to Lessee. There shall be no abatement of rent during the repairs, restoration or reconstruction contemplated by this subsection.


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5.02 Condemnation of Premises.

     (a) The term "condemnation" as used in this Section shall mean the exercise of the power of eminent domain by any person, entity, body, agency or authority, or private purchase in lieu of eminent domain. The "date of condemnation" shall mean the date on which the actual physical taking of possession pursuant to the exercise of such power of eminent domain, or private purchase in lieu thereof, occurs, or the date of settlement or compromise of the claims of the parties thereto during the pendency of the exercise of such power, whichever first occurs, and property is deemed "condemned" on such date.

     (b) In the event the entire Leased Premises are taken through condemnation, this Lease shall terminate on the date of condemnation. In such event the rent and additional rent payable by Lessee hereunder shall be apportioned and paid to such date.

     (c) In the event that twenty percent (20%) or more but less than the entirety of the Leased Premises is taken through condemnation so that, in Lessee's reasonable opinion, such Leased Premises are no longer suitable for the continuation of the business then being conducted thereon, this Lease shall terminate on the date of condemnation. In such event the rent and additional rent payable by Lessee hereunder shall be apportioned and paid to such date.

     (d) In the event that twenty percent (20%) or more but less than the entirety of the Leased Premises is taken through condemnation such that the remaining part thereof, in Lessee's reasonable opinion, remains reasonably suitable for Lessee's continued occupancy and conduct of the business then being conducted thereon, this Lease shall, as to the part so taken, terminate on the date of condemnation, and the minimum monthly rent shall thereupon be reduced in the same proportion that the number of square feet of the building so taken bears to the number of square feet of the building.

     (e) Lessor and Lessee shall each be entitled to receive and retain such separate awards and portions of lump sum awards, including severance damages, if any, as may be allocated to their respective interests in any condemnation proceedings. Lessee shall also be entitled to any award made to it for depreciation to or loss of and cost of removal of furniture, fixtures, equipment and inventory. Termination of this Lease shall not affect the rights of the respective parties to such awards.

     (f) Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Section.

                              ARTICLE 6. UTILITIES
                              --------------------

6.01 Lessee, shall during the term hereof pay all charges for telephone, gas, electricity, and water used by Lessee in or on the Leased Premises and for the removal of rubbish therefrom before they shall become delinquent and shall hold Lessor harmless from any liability therefore.

                       ARTICLE 7. ENVIRONMENTAL INDEMNITY
                       ----------------------------------

7.01 Lessor shall be responsible for and save Lessee harmless from any environmental damages or clean up costs relating to any conditions existing prior to the commencement date of this Lease. Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises, nor shall it maintain, commit or permit the maintenance or commission of any nuisance on the Leased Premises. Lessee shall be responsible for and save Lessor harmless from any environmental damages, clean up costs, legal costs, fines and penalties relating to Lessee's use of the Leased Premises.

     Hazardous Substance or Waste. In the event any "hazardous substance" or "hazardous waste" as those terms are used in the various federal and state environmental laws (hereinafter referred to as the "hazardous substance/waste") is discovered at any time during the term of this Lease or any extensions thereof, or any time thereafter, under circumstances where it is reasonably clear that such hazardous substance/waste became present at any time after the Effective Date until the expiration or earlier termination of this Lease, and same resulted from an act or


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     omission of Lessee, its subtenants,  agents, employees,  customers or other
     invitees,   Lessee  shall  indemnify,   defend  (with  counsel   reasonably
     satisfactory to Lessor) and hold and save Lessor harmless from and against any and all claims, liabilities, actions, judgments, responsibilities and damages of every kind and nature arising from or related to the presence of said hazardous substance/waste.


                               ARTICLE 8. REPAIRS
                               ------------------

                     Lessor's and Lessee's Duties to Repair

8.01 Lessee shall maintain the Leased Premises in a condition fit for its intended use and shall make all necessary repairs and Lessee shall make all repairs of the Leased Premises occasioned by its negligent use of the Leased Premises. During the term of this Lease, Lessee shall, at its sole cost and expense, maintain the Leased Premises and the improvements thereon in good condition and repair, reasonable wear and tear and depreciation accepted, and shall maintain all service areas within the Leased Premises in a clean and rubbish-free condition. Lessee shall, prior to the commencement of the Lease, place the Leased Premises in a first class condition for operation. Lessee shall maintain all landscaped areas within the Leased Premises free from weeds, pruned and clipped, and not permit these landscaped areas to become unsightly, overgrown, so as to detract from the condition of the Leased Premises. Lessee shall maintain any adjoining streets and the whole of such Leased Premises in a clean and sanitary condition, in accordance with all applicable state, city and county health and sanitation laws and ordinances and as directed by the proper public officials during the term of this Lease. Lessor shall not be called upon to make any improvements or repairs in or upon the Leased Premises during the term of this Lease except as expressly required or permitted herein. Provided, however, that any alteration, repair or change which may be required by law, regulation or rule resulting from non-compliance by Lessor with the terms of this Lease shall be the sole responsibility and expense of Lessor. Lessee covenants and agrees to pay promptly when due all claims for work and materials furnished in connection with its maintenance of such improvements, and shall not permit or suffer any liens or encumbrances to the Leased Premises. In the event Lessee shall default under this Section, as determined by Section 10.2(d) hereof, Lessor may, but shall not be obligated to, cure such default by undertaking any and all corrective work and Lessee shall reimburse Lessor for all costs and expenses Lessor thereby sustains.

                                  Lessor's Duty

8.02 Lessor guarantees that on the date of commencement of this Lease that the Leased Premises will have:

     (1) Effective waterproofing and weather protection of roof and exterior walls, including unbroken windows and doors.

     (2) Plumbing facilities that conform to applicable law in effect at the time of installation, maintained in good working order.

     (3) A water supply approved under applicable law which is under the control of Lessee, capable of producing hot and cold running water, or a system which is under the control of Lessor, which produces hot and cold running water, furnished to appropriate fixtures and connected to a sewage disposal system under applicable law.

     (4) Heating and cooling facilities which conform to applicable law at the time of installation, maintained in good working order.

     (5) Electrical lighting, with wiring and electrical equipment that conform to applicable law at the time of installation, maintained in good working order.

     (6) Building, grounds, and appurtenances at the time of the commencement of the lease in every part clean, sanitary, and free from all accumulations of debris, filth, rubbish, garbage, rodents, and vermin, and all areas under control of Lessor thereafter kept in every part clean, sanitary, and free from all accumulations of debris, filth, rubbish, garbage, rodents, and vermin.


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     (7)  Floors maintained in good repair.

               Lessee's Duties Correlative to Lessor's Obligations

8.03 No duty on the part of the Lessor shall arise with respect to maintenance or repairs under this lease if Lessee is in substantial violation of any one or more of the following affirmative obligations:

     (1) To keep its Leased Premises, which it occupies and uses, as clean and sanitary as is reasonable under the circumstances.

     (2) To dispose from its Leased Premises all rubbish, garbage, and other waste, as is reasonable under the circumstances.

     (3) Not to permit any person on the premises, with Lessee's permission, to willfully or wantonly destroy, deface, damage, impair, or remove any part of the Leased Premises or the facilities, equipment, or appurtenances thereto.

                       Lessee's Right to Repair for Lessor

8.04 (1) If within 30 days notice to Lessor of repairs or maintenance which Lessor has a duty to repair, and if Lessor neglects to make such repairs, Lessee may repair the same itself, where the cost of the repairs does not require an expenditure greater than one month's rent of the premises, and deduct the expenses of such repairs from the rent. However, Lessee may not vacate the premises nor will Lessee be discharged from further payment of rent, or performance of other conditions.

     (2) For purposes of this Paragraph 8.06, if Lessee makes repairs at least 30 days following his giving notice to Lessor, Lessee will be presumed to have acted after a reasonable time.


                ARTICLE 9. ALTERATIONS, IMPROVEMENTS AND FIXTURES
                -------------------------------------------------

9.01 Lessee shall have the right at any time and from time to time during the term and any extended term hereof at its sole cost and expense, to affix and install such property and equipment to, in, or on the Leased Premises as it shall in its sole discretion deem advisable. Lessee shall have the right to erect signs on the Leased Premises, including the exterior walls of the building. Lessee shall, at its own expense, be responsible for the erection and maintenance of exterior signage required to advertise Lessee's business within the Leased Premises. The size, color, form and other details concerning any signs to be placed on the Leased Premises shall be determined by Lessee, subject to Lessor's reasonable approval. Lessee covenants and agrees that its exterior signage shall not impede the visibility of, or block or obstruct, Lessor's signage on the property contiguous to the Leased Premises and shall in all respects comply with applicable governmental requirements. Any such fixtures, signs, equipment, and other property installed in or affixed to or on the Leased Premises shall remain the property of Lessee, and Lessor agrees that Lessee shall have the right at any time, and from time to time, to remove any and all such fixtures, equipment, and other, property; provided, however, that any such fixtures, equipment, or property not removed from the premises within thirty
(30) days after expiration or sooner termination of the term or extended term hereof shall be deemed to have been abandoned by Lessee and shall thereupon become the absolute property of Lessor without compensation to Lessee. Lessee shall repair any damage caused by the removal of fixtures pursuant to this paragraph.

9.02 Lessee shall have the right at its own cost and expense from time to time during the term or any extended term hereof to construct on the Leased Premises such buildings and other improvements, and make such alterations, additions, and changes therein as it deems necessary or convenient for its purposes, and it shall be permitted from time to time during and within thirty (30) days after expiration or sooner termination of the term hereof to remove any such building or other improvements erected or made by it; provided, however, that Lessee shall repair any damages to the Leased Premises caused by such removal and further provided that any such building or improvement which shall not have been removed by Lessee on or within thirty (30) days after expiration or sooner termination of the term or any extended term hereof shall be deemed abandoned by Lessee and shall thereupon become the absolute property of Lessor without compensation to Lessee, and Lessee shall not be required on such abandonment to restore the premises to their present condition.

                        MAINTENANCE, ALTERATIONS AND USE

9.03. Use of Premises. The Leased Premises shall be used solely for the operation of Office, Warehouse, & Storage Yard_ and shall neither be maintained nor used in a manner, which violates any applicable law, rule, ordinance or regulation of any governmental body. Lessee shall not permit the Leased Premises to be used for any purpose, which would increase the existing rate of or adversely affect the coverage under any policy of insurance thereon or render the insurance void or the insurance risk more hazardous.

9.04 Alterations of Premises.

     (a) Lessee shall not at any time during the term of this Lease make any alteration, rebuilding, replacement, change, addition or improvement in or to the Leased Premises or to any improvement thereon unless:

          (i) The same shall be performed in a first class workmanlike manner, at Lessee's sole cost and expense, and shall not weaken or impair the structural strength, or lessen the value of such improvements as shall be on the Leased Premises at the time, or change the purposes for which such improvements may be used;

          (ii) The same shall be made according to plans and specifications therefore, which shall be first submitted to and approved in writing by Lessor, said consent not to be unreasonably withheld;

          (iii)Before  the   commencement  of  any  such  work  such  plans  and
               specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction, and any public utility company having an interest therein, and all such work shall be done subject to and in accordance with the requirements of law and local regulations of all governmental departments or authorities having jurisdiction and of such public utility company, as the case may be;

          (iv) Before the commencement of any such work, Lessee shall pay the amount of any increase in premiums on insurance policies provided for under this Lease on account of endorsements to be made thereon covering the risk during the course of such work, and workmen's compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Lessor or the Leased Premises shall be maintained by Lessee at its sole cost and expense at all times when any such work is in progress; and

          (v) With respect to each contract or agreement (oral or written) for labor, services, materials or supplies in connection with any such alteration, rebuilding, replacement, change, addition or improvement before the commencement of any such work, Lessee shall deliver to Lessor either (i) a duplicate original of such contract, if in writing, which shall provide that no lien or claim shall thereby be created, or arise, or be filed by anyone thereunder upon or against the Leased Premises, or the buildings or improvements thereof, or to be erected on the Leased Premises or any of the equipment thereon or (ii) a written waiver by the architect, engineer, contractor, subcontractor, material man, mechanic, and each other person or corporation contracting to furnish such labor, services, materials or supplies, of all right of lien which he or it might otherwise have upon or against the Leased Premises, or the buildings or improvements to be altered, repaired, improved or constructed, or the interest of Lessor therein.

     (b) All buildings, alterations, rebuilding, replacements, changes, additions, improvements and appurtenances on or in the Leased Premises at the commencement of the lease term, and which may be erected, installed or affixed on or in the Leased Premises during the term hereof, are and shall be deemed to be and immediately become part of the realty and the sole and absolute property of Lessor and shall be deemed to be part of the Leased Premises, except that all movable trade fixtures installed by Lessee, any assignee or any sub-lessee shall be and remain the property of Lessee, such assignee or such sub-lessee, as the case may be.

                              ARTICLE 10. COVENANTS
                              ---------------------

                          Covenant of Quiet Possession

10.01 Lessor shall on the commencement date of the term of this lease as hereinabove set forth , place Lessee in quiet possession of the Leased Premises and shall secure it in the quiet possession thereof against all persons lawfully claiming the same during the entire lease term and any extensions thereof.

                       ARTICLE 11. DELIVERY OF POSSESSION
                       ----------------------------------

11.01 If Lessor shall be able to deliver possession of the Leased Premises before the commencement date of the term hereof, and in the event Lessor is unable to deliver possession until after the commencement date of this lease. The commencement date and terms of this lease shall be prorated from the date of delivery to the first day of the month following the delivery date of the Leased Premises.

                        ARTICLE 12. SURRENDER OF PREMISES
                        ---------------------------------

                                    Surrender

12.01 Lessee agrees to and shall, on expiration or sooner termination of the term hereof or of any extended term hereof, promptly surrender and deliver the Leased Premises to Lessor in good condition, ordinary wear and tear excepted.

                        ARTICLE 13. INSPECTION BY LESSOR
                        --------------------------------

13.01 Lessee shall permit Lessor and its agents to enter into and upon the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to the building.

                       ARTICLE 14. ASSIGNMENT AND SUBLEASE
                       -----------------------------------

                       Assignment and Subletting by Lessee

14.01 Lessee or its permitted assignee may not sublet the Leased Premises, in whole or in part, without first obtaining the prior written consent of Lessor. It is specifically understood and agreed by and between Lessor and Lessee that any subletting which Lessee or its permitted assignees make, as permitted herein, shall in no event relieve Lessee of the obligations of Lessee hereunder, and that the right of subletting shall be that of Lessee or its permitted assignees only, and shall not extend to any subtenant. Any consent to any subletting shall not be deemed to be a consent to any subsequent subletting.

                              ARTICLE 15. INSURANCE
                              ---------------------

15.01 Insurance.

     (a) Lessor shall, at all times during the term of this lease, maintain a policy or policies of insurance issued by a solvent insurance company, insuring Lessor's interest in the Leased Premises against all risks, for the full replacement value thereof. Lessee shall maintain in force a like policy insuring Lessee's interest in any furniture, equipment, machinery, goods or supplies which Lessee may bring or obtain upon the

          Leased Premises, or any improvements which Lessee may construct thereon. Lessor and Lessee each waive, and shall cause their insurers to waive, any and all rights of recovery for any loss or damage which may occur to the Leased Premises, any improvements thereto, or any personal property of any party therein, by reason of any cause which Lessor or Lessee is required to insure against under this paragraph.

     (b) Indemnity. Lessee hereby releases and agrees to defend, indemnify and hold Lessor harmless from and against all claims or causes of action for damage or injury to persons or property arising out of Lessee's negligent use or occupancy of the Leased Premises. Lessor hereby releases and agrees to defend, indemnify and hold Lessee harmless from and against all claims or causes of action for damage or injury to persons or property arising out of Lessor's negligence under the lease.

     (c) Liability Insurance. Lessee shall maintain, at their own expense, policies of comprehensive general liability insurance, issued by a solvent insurance company licensed to do business in the State of Texas, with insurance to afford minimum protection of not less than $1,000,000 for personal injury or death arising from any one occurrence, and of not less than $500,000 for property damage arising from any one occurrence. Said policies, as maintained by Lessor and Lessee shall each contain contractual liability coverage with respect to the indemnification obligations set forth in paragraph (b) herein.

15.02 Requirements of Law.

     (a) During the term of this Lease, Lessee shall, at it own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction over the Leased Premises or appurtenances or any part thereof, and of all their respective departments, bureaus and officials, and of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies writing policies covering the Leased Premises or any part thereof, whether such laws, ordinances, requirements, orders, directions, rules or regulations relate to structural alterations, changes, additions, improvements, replacements or repairs, either inside or outside, extraordinary or ordinary, foreseen or unforeseen, or otherwise, to or in and about the Leased Premises, or any building thereon, or to any passageways, franchises, or privileges appurtenant thereto or connected with the enjoyment thereof or to alterations, changes, additions, improvements, replacements or repairs incident to or as a result of any use or occupation thereof, or otherwise, including, without limitation, the removal of any encroachment on the street or on adjoining premises by any building on the Leased Premises, and whether the same are in force at the commencement of the term of this Lease or may in the future be passed, enacted or directed.

     (b) Lessee, after notice to Lessor, may, by appropriate proceedings conducted promptly at Lessee's own expense, in Lessee's name and/or (whenever necessary) Lessor's name, contest in good faith the validity or enforcement of any such statute, law, ordinance, regulation or order. So long as (i) such deferment shall not subject Lessor to a fine or other criminal liability, (ii) Lessee shall be diligently prosecuting such contest to a final determination by a court, department or governmental authority or body having jurisdiction thereof, and (iii) Lessee shall have furnished Lessor with such security, by bond or otherwise, as Lessor may request in connection with such contest, Lessee may defer compliance with such statute, law, ordinance, regulation or order.

15.03 Security and Improper Acts. Lessee shall not perform and shall not permit any acts or practices upon the Leased Premises, which may injure the public, or the improvements located on the Leased Premises. Lessee shall be responsible for monitoring and maintaining the safety and security of the Leased Premises. Lessee shall properly maintain the trash receptacles and storage bins on the Leased Premises and shall not permit any noxious or offensive fumes, odors or noises to emanate from the Leased Premises.

15.04 Indemnification. To the fullest extent permitted by applicable law, Lessee agrees to indemnify, protect, defend and hold harmless Lessor, Lessor's partners, successors, assigns, heirs, personal representatives, devisees, agents, stockholders, officers, directors, employees, and affiliates of any of the above-mentioned parties (collectively "Indemnities") for, from and against any and all liabilities, damages, claims, suits, losses, causes of action, liens, judgments and expenses (including court costs, attorney's fees, and costs of investigation), of any nature, kind or description arising or claimed to arise by reason of injury to or death of any person or damage to or loss of property (i) occurring on, in, or about the Leased Premises, or (ii) by reason of any other claim whatsoever of any person or party occasioned or alleged to be occasioned in whole or in part by any act or omission on the part of Lessee or any invitee, licensee, employee, director, officer, servant, guest, contractor, subcontractor or sublessee of Lessee, or (iii) by any breach, violation, or nonperformance of any covenant of Lessee under this Lease or a breach or violation by Lessee of any court order or any law, regulation or ordinance of any federal, state or local authority (collectively "Liabilities"), even if such Liabilities arise from or are attributed to the concurrent or sole negligence of any Indemnity. If any action or proceeding shall be brought by or against any Indemnity in connection with any such Liabilities or claims, Lessee, on notice from Lessor, shall defend such action or proceeding at Lessee's expense by or through attorneys reasonably satisfactory to Lessor. The provisions of this paragraph shall apply to all activities of Lessee with respect the Leased Premises, whether occurring before or after the commencement date of the term and before or after the expiration or termination of this Lease. Lessee's obligations under this paragraph shall not be limited to damages, compensation or benefits payable under insurance policies, worker's compensation acts, disability benefit acts or other employee benefit acts.

15.05 Estoppel Letter. Lessee agrees to furnish Lessor's lender an estoppel letter and such other documents as may be reasonably required of Lessor's lender from time to time.

                            ARTICLE 16 LESSOR'S LIEN
                            ------------------------

Article 16  Entire Section Deleted

                            ARTICLE 17. Miscellaneous
                            -------------------------

                              Notices and Addresses

17.01 All notices provided to be given under this agreement shall be given by certified mail or registered mail, addressed to the proper party, at the following address:

         Lessor:                             Lessee:

         Fast Fab Metal Buildings            NGE Leasing Inc.
         ---------------------------         ---------------------------
         P.O. Box 694                        2911 South County Road 1260
         ---------------------------         ---------------------------
         Bridgeport, Texas  76426            Midland, Texas  79706
         ---------------------------         ---------------------------

                                             Attn:  Scott Sparkman

                                  Parties Bound

17.02 This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, anal assigns where permitted by this agreement.

                                  Law to Apply

17.03 This agreement shall be construed under and in accordance with the laws of the State of, Texas and all obligations of the parties created hereunder are performable in Wise County, Texas .

                               Legal Construction

17.04 In case any one or more of the provisions contained in this agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                           Prior Agreements Superseded

17.05 This agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

                                    Amendment

17.06 No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

                         Rights and Remedies Cumulative

17.07 The rights and remedies provided by this lease agreement are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                                Waiver of Default

17.08 No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this lease shall be deemed to be a waiver of any other breach of the same or any other term, condition, or covenant contained herein.

                                  Force Majeure

17.09 Neither Lessor nor Lessee shall be required to perform any term, condition, or covenant in this lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not reasonably within the control of the Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or overcome.


                                 Time of Essence

17.10 Time is essence of the agreement.

17.11 Mechanics and Other Liens. Except as hereinafter provided, Lessor reserves the fee in the Leased Premises and specifically does not consent by virtue of this Lease that such fee or the remainder interest of Lessor in the Leased Premises or any improvements thereon shall be subject to any lien for labor or materials furnished to Lessee in the repair or improvement of such property. While the parties intend hereby; that the interest of Lessor hereunder cannot be subjected to any lien on account of Lessee's use of, or actions with respect to, the Leased Premises and that any future modifications of law to the contrary would constitute an impairment of vested rights hereunder, nevertheless, should a court of competent jurisdiction hold or should a valid statute be enacted whereby any interest of Lessor in the Leased Premises or any improvements thereon at any time hereafter shall be subjected to any such lien, then Lessee shall, within thirty (30) days after written notice to Lessee of the existence and perfection of such lien, cause such lien to be bonded or discharged and otherwise shall save Lessor harmless on account thereof; provided, however, that if Lessee desires in good faith to contest the validity or correctness of any such lien, it may do so and Lessor shall cooperate to whatever extent shall be necessary, provided only that Lessee must indemnify Lessor against any loss, liability, damage or expense on account thereof.

17.12 Subordination.

     (a) This Lease and all rights of Lessee hereunder are and shall be subject and subordinate to the lien of any and all mortgages, or consolidated mortgages, which may now or hereafter affect the Leased Premises, or any part thereof, and to any and all renewals, modifications, consolidations, replacements and extensions of any such mortgages. Such subordination is effective without any further act of Lessee.

     (b) Lessee shall upon demand at any time or times execute, acknowledge and deliver to Lessor, without expense to Lessor, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the lien of any such mortgage or mortgages and each such renewal, modification, consolidation, replacement and extension. Lessee agrees to furnish Lessor or Lessor's mortgagees upon demand with estoppel certificates indicating that the Lease is in full force and effect, that no defaults are then existing thereunder, the date to which rental is paid under the Lease, the amount of security deposits and prepaid rentals, if any, and such other information as Lessor or its lender may reasonably request. Lessee further agrees to execute such attainment agreements as the mortgagee or lender may request. If Lessee shall fail at any time to execute, acknowledge and deliver any such subordination instrument, estoppel certificate, or attainment agreement, Lessor, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge and deliver the same as the attorney-in-fact of Lessee and in Lessee's name, place and stead, and Lessor hereby irrevocably makes, constitutes and appoints Lessor, its successors and assigns, such attorney-in-fact for that purpose.

17.13 Modification of Lease. This Lease contains the entire agreement between the parties and shall not be amended or modified in any manner, except by written instrument executed by the parties hereto or their respective successors in interest. Any waiver or consent granted hereunder shall be effective only in the specific instance and for the purpose for which given.

17.14 No Waiver of Rights. Neither any failure nor any delay on the part of any party exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

17.15 Memorandum of Lease. This Lease shall not be recorded, except that if either party requests the other party to do so, the parties shall execute a memorandum of lease in form and manner sufficient to enable it to be recorded in the governmental office in which there would be recorded a deed covering the Leased Premises in accordance with the law of the jurisdiction in which the Leased Premises are located.

17.16 Legal Expenses. In the event of the bringing of any action by either party hereto against the other hereon or hereunder, or by reason of the breach of any term, covenant or condition on the part of the other party, or arising out of this Lease, the party in whose favor final judgment shall be entered shall be entitled to have and recover from the other party reasonable attorney's fees to be fixed by the court which shall have rendered such judgment.

17.17 Successors. The terms, covenants and conditions herein contained shall inure to the benefit of the heirs, administrators, executors, successors and assigns of each of the parties hereto.

17.18 Common Access and Parking Easements. The Lessor hereby reserves unto itself, its successors and assigns, an easement of ingress and egress for pedestrian and vehicular traffic in, to, over, across and through the driveways, entrances, exits and parking areas situated on the Leased Premises. Lessee hereby agrees that it will keep in good repair during the term of the Lease, free from rubbish, obstacles, barricades and other obstructions all such driveways, entrances, exits and parking areas located on the Leased Premises. Lessor and Lessee otherwise hereby acknowledge and agree that during the term of this Lease, all entrances and exits, driveways and parking areas from time to time located within the entire property owned by Lessor, may be used in common by Lessor and Lessee and their respective patrons, guests, licensees and invitees.

17.19 Sign Reservation. This Lease and the interests in the Premises transferred hereby is subject to the reservation by Lessor of an easement for signage, the location of which will be mutually agreed to by both parties. In the placement and location of its signage advertising its business, Lessor covenants that it will not obstruct vehicular circulation nor will the placement of signage obstruct, interfere or block the signage of Lessee. The parties agree to execute such additional documentation as may reasonably be required in furtherance of this Section 11.11. Lessee can place signs on Hwy 101 and on building.

17.20 Parking. Lessor shall not alter the common area in any way that would reduce the number of parking spaces at the Leased Premises to less than the currently existing number of parking spaces.

     IN WITNESS WHEREOF, the undersigned Lessor and Lessee hereto execute this agreement as of the day and year first above written.

     LESSEE:                                    LESSOR:
     NGE Leasing Inc.                           Wise Commercial Properties
     2911 South County Road 1260                Robert E. Moody Sr.
     Midland, Texas 79706                       General Partner
     Attn:  Scott Sparkman                      Robert E. Moody Jr.
                                                    General Partner


     By:                                        By:
        --------------------                       --------------------
     Name:                                      Name:
          ------------------                         ------------------
     Title:                                     Title:
           -----------------                          -----------------

                                                Name:
                                                     ------------------
                                                Title:
                                                      -----------------

                                    EXHIBIT A
                              Property Description

       [please provide a complete legal description of the property]